As filed with the Securities and Exchange Commission on May 5, 2000



                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                May 4, 2000




                         COOPER TIRE & RUBBER COMPANY
            (Exact name of registrant as specified in its charter)


           DELAWARE                 1-4329                    34-4297750
        (State or other          (Commission               (I.R.S. employer
         jurisdiction of         File Number)            identification no.)
         incorporation)


                  Lima and Western Avenues, Findlay, Ohio 45840
                    (Address of principal executive offices)
                                  (Zip Code)


                                (419) 423-1321
              (Registrant's telephone number, including area code)


                    The Exhibit Index is located at page 3.

















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
Item 5.  Other Events
------   ------------

On May 4, 2000, Cooper Tire & Rubber Company announced the final vote on a stockholder proposal presented at its annual meeting of stockholders held on Tuesday.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
------   ------------------------------------------------------------------

 (c)     Exhibits.  The following exhibit is filed herewith:


         Exhibit No.                     Description
         -----------                     -----------

            99           Cooper Tire & Rubber Company press release issued
                         May 4, 2000








                                SIGNATURES
                                ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        COOPER TIRE & RUBBER COMPANY



                                        By: /S/ Eileen B. White
                                            ----------------------
                                            Corporate Controller
                                            (Principal Accounting Officer)

 May 5, 2000
--------------
    (Date)

                                 EXHIBIT INDEX
                                 -------------


EXHIBIT                           DESCRIPTION
-------                           -----------

  99       Cooper Tire & Rubber Company press release issued May 4, 2000






















































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
                                                                    Exhibit 99

COMPANY CONTACT:  Roger S. Hendriksen                    FOR IMMEDIATE RELEASE
                  (419) 427-4768                         May 4, 2000




           COOPER TIRE ANNOUNCES FINAL VOTE ON SHAREHOLDER PROPOSAL
           --------------------------------------------------------

FINDLAY, OHIO, MAY 4, 2000 - COOPER TIRE & RUBBER COMPANY (NYSE:CTB) today announced the final vote on a stockholder proposal presented at its annual meeting of stockholders held on Tuesday. The proposal urged the Company's Board of Directors to redeem the rights issued pursuant to the Company's Preferred Stock Purchase Rights Plan.

After completing their tabulation of the vote on this proposal, the Inspectors of Election have issued a certified report, stating 27,919,501 shares were voted in favor of the stockholder proposal, 29,016,863 shares were voted against the stockholder proposal and 790,155 shares abstained. As a result, the stockholder proposal was not approved.

Company Description
Cooper Tire & Rubber Company is headquartered in Findlay, Ohio and specializes in the manufacture and marketing of automotive products. Products for Cooper's Tire Group include automotive, motorcycle and truck tires, inner tubes, tread rubber and equipment. In the Automotive Group, Cooper is an original equipment supplier of sealing, trim, NVH control systems and fluid handling systems for the automotive industry in North America, Europe, Australia and South America. Other products for this group include rubber and plastic sealing components for the refrigeration industry in North America. Cooper has more than 25,000 employees and 76 manufacturing facilities in 12 countries. For more information, visit the Company's web site at: www.coopertire.com.






















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